BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated April 1, 2025 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated April 29, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About iShares S&P 500 Index Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About iShares S&P 500 Index Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager	Portfolio Manager of the Master Portfolio Since	Title
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc
Paul Whitehead	2022	Managing Director of BlackRock, Inc
Matt Waldron, CFA	2025	Managing Director of BlackRock, Inc
Peter Sietsema, CFA	2025	Director of BlackRock, Inc
Steven White	2025	Director of BlackRock, Inc

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund/Master Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER PORTFOLIO
The Master Portfolio is managed by a team of financial professionals. Jennifer Hsui, CFA, Paul Whitehead, Matt Waldron, CFA, Peter Sietsema, CFA, and Steven White and are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio. Please see “Management of the Fund — Portfolio Managers” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Master Portfolio is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2011.
Paul Whitehead	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2022	Managing Director of BlackRock, Inc. since 2010.
Matt Waldron, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio	2025	Managing Director of BlackRock, Inc. since 2024; Director of BlackRock, Inc from 2010 to 2024.
Peter Sietsema, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio	2025	Director of BlackRock, Inc. since 2013.
Steven White	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio	2025	Director of BlackRock, Inc. since 2020.

Shareholders should retain this Supplement for future reference.

PRO2-S&P500-0425SUP

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